Operating Lease Obligations (Tables)	12 Months Ended
Dec. 31, 2014
Operating Lease Obligations [Abstract]
Schedule of Future Minimum Rental Payments

The following is a summary of future minimum rental payments for the next five years required under operating leases that have initial or remaining noncancellable lease terms in excess of one year as of December 31, 2014 (in thousands):

Years ending December 31,
2015	$124
2016	113
2017	65
2018	22
2019	20
2020 and beyond	-
Total minimum payments required	$344